UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 16, 2002
                                                          ----------------


                                  VSOURCE, INC.

             (Exact name of registrant as specified in its charter)




          Delaware                   000-30326                77-0557617
----------------------------  ------------------------  ------------------------
(State or other jurisdiction                                 (IRS Employer
     of incorporation)        (Commission File Number)     Identification No.)


        16875 West Bernardo Drive, Suite 250, San Diego, California 92127
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 618-5884
                                                           --------------


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Item 5.   Other Events.
          ------------

          Item 5 of the Registrant's Current Report on Form 8-K filed on January 23, 2002 (the "Current Report") is hereby amended to state that the conversion price of the Registrant's Series 1-A Convertible Preferred Stock has been reduced to $0.82, rather than $0.65, per share, and the conversion price of the Series 2-A Convertible Preferred Stock has been reduced to $2.00, rather than $1.54, per share.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VSOURCE, INC.
                                              (Registrant)


Dated:  February 6, 2002                      By: /s/ Dennis M. Smith
                                                  -----------------------------
                                                  Dennis M. Smith
                                                  Chief Financial Officer


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